UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 28, 2017

Commission File Number: 333-141703-02; 333-167413; 333-191359; 333-205455-01	Commission File Number: 333-141703; 333-167413-02; 333-191359-02; 333-205455-02; 000-23108	Commission File Number: 333-205455	Commission File Number: 333-141703-01; 333-167413-01; 333-191359-01; 033-54804

DISCOVER CARD EXECUTION NOTE TRUST	DISCOVER CARD MASTER TRUST I	DISCOVER FUNDING LLC	DISCOVER BANK

(Exact name of issuing entity in respect of the notes as specified in charter)	(Exact name of issuing entity in respect of the Series 2007-CC Collateral Certificate)	(Exact name of depositor as specified in charter)	(Exact name of sponsor as specified in charter)

Delaware (State or jurisdiction of incorporation or organization of the issuing entity)	Delaware (State or jurisdiction of incorporation or organization of the issuing entity)	Delaware (State or jurisdiction of incorporation or organization of the depositor)	Delaware (State or jurisdiction of incorporation or organization of the sponsor)

c/o Wilmington Trust Company Rodney Square North 1100 North Market Street Wilmington, Delaware 19890-0001	c/o Discover Bank 12 Read’s Way New Castle, Delaware 19720	Discover Funding LLC 12 Read’s Way New Castle, Delaware 19720	Discover Bank 12 Read’s Way New Castle, Delaware 19720

(Address of principal executive offices of the issuing entity)	(Address of principal executive offices of the issuing entity)	(Address of principal executive offices of the depositor)	(Address of principal executive offices of the sponsor)

51-0020270

(IRS Employer Identification

No. of the sponsor)

47-4047337

(IRS Employer Identification

No. of the depositor)

(302) 323-7315

(Telephone Number, including area code)

Former name or former address, if changed since last report: Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events

On February 28, 2017, the commencement of the Accumulation Periods for certain tranches of DiscoverSeries Notes was delayed, pursuant to the terms of the Second Amended and Restated Indenture Supplement, dated as of December 22, 2015, by and between the Discover Card Execution Note Trust, as Issuer, and U.S. Bank National Association, as Indenture Trustee, and the applicable terms documents thereto.

Class A(2007-1) DiscoverSeries Notes. The commencement of the Accumulation Period for the Class A(2007-1) DiscoverSeries Notes was delayed until the first day of the Due Period related to the September 2017 Distribution Date.

Class A(2014-5) DiscoverSeries Notes. The commencement of the Accumulation Period for the Class A(2014-5) DiscoverSeries Notes was delayed until the first day of the Due Period related to the October 2017 Distribution Date.

Class A(2013-1), Class A(2013-4), Class A(2015-1), Class B(2015-1) and Class A(2015-3) DiscoverSeries Notes. The commencement of the Accumulation Period for the Class A(2013-1), Class A(2013-4), Class A(2015-1), Class B(2015-1) and Class A(2015-3) DiscoverSeries Notes was delayed until the first day of the Due Period related to the November 2017 Distribution Date.

Class B(2014-3) and Class C(2014-3) DiscoverSeries Notes. The commencement of the Accumulation Period for the Class B(2014-3) and Class C(2014-3) DiscoverSeries Notes was delayed until the first day of the Due Period related to the December 2017 Distribution Date.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: March 1, 2017

Discover Funding LLC
(as Depositor for Discover Card Master Trust I and Discover Card Execution Note Trust and as registrant under Commission File Number 333-205455)

By:	/s/ Michael F. Rickert
Michael F. Rickert
Vice President, Chief Financial Officer and Treasurer

Discover Bank (as registrant under Commission File Numbers 333- 141703-01, 333-167413-01 and 333-191359-01)

By:	/s/ Michael F. Rickert
Michael F. Rickert
Vice President, Chief Financial Officer and Assistant Treasurer